FIRST AMENDMENT OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of January 5, 2001, is by and between GEORESOURCES, INC., a Colorado corporation ("Borrower"), and WELLS FARGO BANK MONTANA, NATIONAL
ASSOCIATION, a national banking association ("Wells Fargo"), f/k/a NORWEST BANK MONTANA, NATIONAL ASSOCIATION ("Norwest").

                                 RECITALS

         A. Borrower and Norwest entered into an Amended and Restated Secured Term Loan and Revolving Credit Agreement dated as of December 5, 1997 (the "Credit Agreement"), in order to set forth the terms upon which Norwest would make various loans to Borrower and by which such loans would be governed and repaid. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

         B.  Wells Fargo is the successor to Norwest.

         C. Borrower and Wells Fargo desire to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                 AMENDMENT

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

              (a) All references in the Credit Agreement to "Norwest Bank Montana, National Association" shall be changed to be references to "Wells Fargo Bank Montana, National Association". The definition of "Wells Fargo" contained in the first paragraph of this Amendment shall be incorporated in the Credit Agreement, and all references in the Credit Agreement to "Norwest" shall be changed to be references to "Wells Fargo".

              (b) The 1993 Revolver/Term Loan has been repaid in full. The definitions of, and any and all references in the Credit Agreement to, the 1993 Revolver/Term Loan or the 1993 Revolver/Term Note shall be deleted.

              (c) The 1995 Loan has been repaid in full. The definitions of, and any and all references in the Credit Agreement to, the 1995 Loan, the 1995 Note, the Maximum 1995 Loan Amount or the Minimum 1995 Loan Payment Amount shall be deleted.

              (d) The following shall be substituted for the definition of "Loan Documents" in Section 1.1 on page 2 of the Credit Agreement:

                   "Loan Documents" shall mean this Agreement, the 1997 Note, the 2001 Note, the Security Documents and any other documents executed by Borrower pursuant hereto.

              (e) The following shall be substituted for the definition of "Maximum 1997 Loan Amount" in Section 1.1 on page 2 of the Credit
Agreement:

                   "Maximum 1997 Loan Amount" means, at any time, the lesser of: (a) the Borrowing Base; or (b) $3,000,000.

              (f) The following new definition shall be inserted in proper alphabetical order in Section 1.1 on page 2 of the Credit Agreement:

                   "Maximum 2001 Loan Amount" means, at any time, the lesser of: (a) the Borrowing Base minus the then-outstanding principal balance of the 1997 Loan; or (b) $3,000,000.

              (g) The following new definition shall be inserted in proper alphabetical order in Section 1.1 on page 3 of the Credit Agreement:

                   "Minimum 2001 Loan Payment Amount" means the following:

                   (a) with respect to any Payment Date occurring on or before January 5, 2004, the amount of interest accrued on the 2001 Loan through such Payment Date;

                   (b) with respect to any Payment Date occurring after January 5, 2004 but prior to January 5, 2008, the sum of:
    (1) the amount of interest accrued on the 2001 Loan through such Payment Date, plus (2) the product of: (A) 0.02083333 (1/48), times (B) the outstanding principal balance of the 2001 Loan as of the close of business on January 5, 2004; and

                   (c) with respect to the maturity date of the 2001 Loan on January 5, 2008, the outstanding principal balance of the 2001 Loan plus interest accrued through such date.

              (h) The following shall be substituted for the definition of "Notes" in Section 1.1 on page 3 of the Credit Agreement:

                   "Notes" means the 1997 Note and the 2001 Note.

              (i) The following new definitions shall be inserted in proper alphabetical order in Section 1.1 on page 5 of the Credit Agreement:

                   "2001 Loan" means the revolving line of credit made available to Borrower by Wells Fargo in accordance with the terms of this Agreement, as such revolving line of credit is to be converted to an amortizing term loan as of January 5, 2004 in accordance with the terms of this Agreement.

                   "2001 Note" means the Promissory Note dated
    January 5, 2001, made by Borrower, payable to the order of Wells Fargo, in the form of Exhibit F attached hereto and made a part hereof, which 2001 Note shall evidence the 2001 Loan.

              (j) The existing Sections 2.01(a) and (b) of the Credit Agreement shall be deleted. The existing Section 2.01(c) of the Credit Agreement shall be re-designated as Section 2.01(a). The following new
Section 2.01(b) of the Credit Agreement shall be inserted immediately after the re-designated Section 2.01(a):


                   (b) Subject to the terms and conditions hereof, Wells Fargo agrees to make Advances on the 2001 Loan to Borrower from time to time at the request of Borrower upon at least one Business Day's notice to Wells Fargo from Borrower; provided that Wells Fargo shall not have any obligation to: (1) make any Advance after January 5, 2004; (2) make any Advance in an amount less than $10,000; (3) make any Advance if, after the making of such Advance, the aggregate outstanding principal balance of the 2001 Loan would exceed the Maximum 2001 Loan Amount. Within the limitation of the Maximum 2001 Loan Amount, and subject to the other terms and provisions hereof, Borrower may borrow, repay and reborrow hereunder.

              (k) The following shall be substituted for Section 2.02 on page 6 of the Credit Agreement:

                   Section 2.02.  The Notes; Interest.  (a)
    Borrower's obligation to repay the 1997 Loan, with interest thereon, shall be evidenced by the 1997 Note. The 1997 Note shall bear interest on the outstanding principal balance thereof at the rates per annum provided in the 1997 Note. Borrower shall pay all accrued and unpaid interest due on the 1997 Note on each Payment Date, including without limitation on January 5, 2005, the maturity date of the 1997 Loan.

                   (b) Borrower's obligation to repay the 2001 Loan, with interest thereon, shall be evidenced by the 2001 Note. The 2001 Note shall bear interest on the outstanding principal balance thereof at the rates per annum provided in the 2001 Note. Borrower shall pay all accrued and unpaid interest due on the 2001 Note on each Payment Date, including without limitation on January 5, 2008, the maturity date of the 2001 Loan.

              (l) The following shall be substituted for Section 2.03 on pages 6 and 7 of the Credit Agreement:

                   Section 2.03.  Mandatory Payments.

                   (a) On each Payment Date, Borrower shall make the following payments to Wells Fargo: (1) a payment on the 1997 Loan in the amount of the Minimum 1997 Loan Payment Amount, and
    (2) a payment on the 2001 Loan in the amount of the Minimum 2001 Loan Payment Amount, which payments shall be in addition to any amounts payable with respect to the 1997 Loan or the 2001 Loan as otherwise set forth in this Agreement, including without limitation as described in Section 2.03(b) below.

                   (b)  If the aggregate outstanding principal
    balance of the 1997 Loan shall at any time exceed the Maximum 1997 Loan Amount and/or if the aggregate outstanding principal balance of the 2001 Loan shall at any time exceed the Maximum 2001 Loan Amount, Borrower shall, not later than 20 days after written notice thereof from Wells Fargo: (1) pay the excess to Wells Fargo in a lump sum; or (2) execute and deliver to Wells Fargo additional mortgages, supplements to mortgages or other instruments satisfactory in form and substance to Wells Fargo, by which Borrower mortgages, pledges or hypothecates to Wells Fargo, or creates a security interest in for the benefit of Wells Fargo, sufficient additional collateral to induce Wells Fargo to make a re- determination of the Borrowing Base such that the Maximum 1997 Loan Amount is an amount no less than the aggregate outstanding principal balance of the 1997 Loan and the Maximum 2001 Loan Amount is an amount no less than the aggregate outstanding principal balance of the 2001 Loan.

                   (c) The entire outstanding principal balance of the 1997 Loan shall be due and payable, if not sooner paid, on January 5, 2005. The entire outstanding principal balance of the 2001 Loan shall be due and payable, if not sooner paid, on January 5, 2008.

              (m) Exhibit F attached hereto shall be added as Exhibit F attached to the Credit Agreement.

         2. The 1997 Note. The 1997 Note shall be amended, such amendment to be effected by an Allonge (the "Allonge") to be attached to the 1997 Note and to be substantially in the form of Exhibit A attached hereto and made a part hereof.

         3. Loan Documents. All references in any document to the Credit Agreement shall refer to the Credit Agreement, as amended pursuant to this Amendment. All references in any document to the 1997 Note shall refer to the 1997 Note, as amended pursuant to the Allonge.

         4. Conditions Precedent. The obligations of the parties under this Amendment and under the foregoing amendments to the Credit Agreement and the 1997 Note are subject, at the option of Wells Fargo, to the prior satisfaction of the condition that Borrower shall have delivered to Wells Fargo the following (all documents to be properly executed and satisfactory in form and substance to Wells Fargo):

              (a)   This Amendment.

              (b)   The Allonge.

              (c) The 2001 Note (as defined in the Credit Agreement, as amended hereby).

              (d)   A facility fee in the amount of $15,000.

         5. Representations and Warranties. Borrower hereby certifies to Wells Fargo that as of the date of this Amendment: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and
(b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonge, the provisions of the Credit Agreement and the 1997 Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonge and those of the Credit Agreement, the 1997 Note or the 2001 Note, the terms of this Amendment and the Allonge shall control.

         7. Expenses. Borrower shall pay all out-of-pocket expenses incurred by Wells Fargo in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of Wells Fargo's attorney.

         8. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Montana and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         Executed as of the date first above written.

                              GEORESOURCES, INC.


                              By:  /S/  J. P. Vickers
                              J. P. Vickers,
                              President

                              WELLS FARGO BANK MONTANA, NATIONAL
                              ASSOCIATION f/k/a NORWEST BANK MONTANA,
                              NATIONAL ASSOCIATION


                              By:  /S/  Kristi Summers
                              Kristi Summers,
                              Vice President


                                 EXHIBIT A

                                  ALLONGE

         THIS ALLONGE, dated as of January 5, 2001, is by and between GEORESOURCES, INC., a Colorado corporation (herein called "Borrower"), and WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association (herein called "Wells Fargo"), successor in interest to NORWEST BANK MONTANA, NATIONAL ASSOCIATION.

         Reference is made to Amended and Restated Secured Term Loan and Revolving Credit Agreement dated as of December 5, 1997, as amended (the "Agreement"), between Borrower and Wells Fargo.

         As of the date hereof, the Promissory Note dated as of December 5, 1997 (the "1997 Note"), made by Borrower, payable to the order of Norwest Bank Montana, National Association, in the face amount of $3,000,000, shall be amended as follows:

         1. By changing all references in the 1997 Note to "Norwest Bank Montana, National Association" to be references to "Wells Fargo Bank Montana, National Association"; and

         2. By changing "Norwest Bank Minnesota, National Association" to "Wells Fargo Bank Minnesota, National Association" in line 8 of the third paragraph on page 1 of the 1997 Note.

         EXECUTED as of the date first above written.

                              GEORESOURCES, INC.


                              By: _____________________
                                  President

                              WELLS FARGO BANK MONTANA, NATIONAL
                              ASSOCIATION, successor in interest to NORWEST BANK MONTANA, NATIONAL ASSOCIATION


                              By: _____________________
                                  Vice President


                                 EXHIBIT F

                              PROMISSORY NOTE

$3,000,000                                              January 5, 2001
                                                        Billings, Montana

         FOR VALUE RECEIVED, GEORESOURCES, INC., a Colorado corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION ("Payee"), the principal sum of $3,000,000, or such lesser amount as may be borrowed hereunder, together with interest on the outstanding unpaid balance of such principal amount at the rate provided below.

         This Note is issued pursuant to, and is subject to the terms and provisions of, the Amended and Restated Secured Term Loan and Revolving Credit Agreement dated as of December 5, 1997, as amended (the "Credit Agreement"), between Borrower and Payee. Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

         The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement. The entire outstanding principal balance of this Note shall be due and payable on January 5, 2008 (unless payable sooner pursuant to the terms of the Credit Agreement) and shall bear interest initially at the fluctuating rate, adjustable the day of any change, equal to the annual rate publicly announced or published from time to time by Wells Fargo Bank Minnesota, National Association as its "base" or "prime" rate, which may not be the lowest interest rate charged by Payee (the "Base Rate").

         Interest shall accrue daily, shall be payable on the fifth day of each month, commencing February 5, 2001, and at the maturity of this Note.

         All payments of principal and interest hereon shall be made at Payee's offices at 175 North 27th Street, Billings, Montana 59101 (or at such other place as Payee shall have designated to Borrower in writing) on the date due in immediately available funds and without set-off or counterclaim or deduction of any kind. All payments received hereunder shall be applied first to costs of collection, second to accrued interest as of the date of payment and third to the outstanding principal balance of this Note.

         This Note is secured by, and the holder of this Note is entitled to the benefits of, the documents described in the Credit Agreement (the "Security Documents"). Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

        Subject to the expiration of any applicable period of grace provided for in the Credit Agreement, in the event of (a) any default in any payment of the principal of or interest on this Note when due and payable, or (b) any other Event of Default (as defined in the Credit Agreement), then the whole principal sum of this Note plus accrued interest and all other obligations of Borrower to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of Payee, become immediately due and payable, and any or all of the rights and remedies provided herein and in the Credit Agreement and the Security Documents, as they may be amended, modified or supplemented from time to time may be exercised by Payee.

         If Borrower fails to pay any amount due under this Note and Payee has to take any action to collect the amount due or to exercise its rights under the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Security Documents or to enforce Payee's rights under the Security Documents, then Borrower agrees to pay on demand all reasonable costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by Payee, including without limitation the reasonable fees and disbursements of Payee's attorneys and their staff.

         Borrower waives presentment, notice of dishonor and protest, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party, except as provided in the Credit Agreement. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right.

         If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction.

         No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

         All notices given hereunder shall be given as provided in the Credit Agreement.

          This Note is to be governed by and construed according to the laws of the State of Montana.

                              GEORESOURCES, INC.


                              By: __________________________
                                  J. P. Vickers,
                                  President



                              PROMISSORY NOTE

$3,000,000                                              January 5, 2001
                                                        Billings, Montana

         FOR VALUE RECEIVED, GEORESOURCES, INC., a Colorado corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION ("Payee"), the principal sum of $3,000,000, or such lesser amount as may be borrowed hereunder, together with interest on the outstanding unpaid balance of such principal amount at the rate provided below.

         This Note is issued pursuant to, and is subject to the terms and provisions of, the Amended and Restated Secured Term Loan and Revolving Credit Agreement dated as of December 5, 1997, as amended (the "Credit Agreement"), between Borrower and Payee. Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

         The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement. The entire outstanding principal balance of this Note shall be due and payable on January 5, 2008 (unless payable sooner pursuant to the terms of the Credit Agreement) and shall bear interest initially at the fluctuating rate, adjustable the day of any change, equal to the annual rate publicly announced or published from time to time by Wells Fargo Bank Minnesota, National Association as its "base" or "prime" rate, which may not be the lowest interest rate charged by Payee (the "Base Rate").

         Interest shall accrue daily, shall be payable on the fifth day of each month, commencing February 5, 2001, and at the maturity of this Note.

         All payments of principal and interest hereon shall be made at Payee's offices at 175 North 27th Street, Billings, Montana 59101 (or at such other place as Payee shall have designated to Borrower in writing) on the date due in immediately available funds and without set-off or counterclaim or deduction of any kind. All payments received hereunder shall be applied first to costs of collection, second to accrued interest as of the date of payment and third to the outstanding principal balance of this Note.

         This Note is secured by, and the holder of this Note is entitled to the benefits of, the documents described in the Credit Agreement (the "Security Documents"). Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

         Subject to the expiration of any applicable period of grace provided for in the Credit Agreement, in the event of (a) any default in any payment of the principal of or interest on this Note when due and payable, or (b) any other Event of Default (as defined in the Credit Agreement), then the whole principal sum of this Note plus accrued interest and all other obligations of Borrower to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of Payee, become immediately due and payable, and any or all of the rights and remedies provided herein and in the Credit Agreement and the Security Documents, as they may be amended, modified or supplemented from time to time may be exercised by Payee.

         If Borrower fails to pay any amount due under this Note and Payee has to take any action to collect the amount due or to exercise its rights under the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Security Documents or to enforce Payee's rights under the Security Documents, then Borrower agrees to pay on demand all reasonable costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by Payee, including without limitation the reasonable fees and disbursements of Payee's attorneys and their staff.

         Borrower waives presentment, notice of dishonor and protest, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party, except as provided in the Credit Agreement. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right.

         If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction.

         No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

         All notices given hereunder shall be given as provided in the Credit Agreement.

          This Note is to be governed by and construed according to the laws of the State of Montana.

                              GEORESOURCES, INC.


                              By:  /S/ J. P. Vickers
                              J. P. Vickers,
                              President



                                  ALLONGE

         THIS ALLONGE, dated as of January 5, 2001, is by and between GEORESOURCES, INC., a Colorado corporation (herein called "Borrower"), and WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association (herein called "Wells Fargo"), successor in interest to NORWEST BANK MONTANA, NATIONAL ASSOCIATION.

         Reference is made to Amended and Restated Secured Term Loan and Revolving Credit Agreement dated as of December 5, 1997, as amended (the "Agreement"), between Borrower and Wells Fargo.

         As of the date hereof, the Promissory Note dated as of December 5, 1997 (the "1997 Note"), made by Borrower, payable to the order of Norwest Bank Montana, National Association, in the face amount of $3,000,000, shall be amended as follows:

         1. By changing all references in the 1997 Note to "Norwest Bank Montana, National Association" to be references to "Wells Fargo Bank Montana, National Association"; and

         2. By changing "Norwest Bank Minnesota, National Association" to "Wells Fargo Bank Minnesota, National Association" in line 8 of the third paragraph on page 1 of the 1997 Note.

         EXECUTED as of the date first above written.

                              GEORESOURCES, INC.


                              By:  /S/ J.P. Vickers
                              President

                              WELLS FARGO BANK MONTANA, NATIONAL
                              ASSOCIATION, successor in interest to NORWEST BANK MONTANA, NATIONAL ASSOCIATION


                              By:  /S/ Kristi Summers
                              Vice President



     THIRD AMENDMENT OF AND ADDENDUM TO MORTGAGE, SECURITY AGREEMENT,
             ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT
              AND MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE

         THIS THIRD AMENDMENT OF AND ADDENDUM TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT AND MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE (this "Instrument"), dated as of January 5, 2001, is between GEORESOURCES, INC., a Colorado corporation (Federal Tax I.D. No. 84-0505444) ("Mortgagor"), with an address at 1407 West Dakota Parkway, Suite 1B, Williston, North Dakota 58801 (residence: Williams County, North Dakota), and WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association ("Lender"), f/k/a NORWEST BANK MONTANA, NATIONAL ASSOCIATION, a national banking association ("Norwest Montana"), successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION ("Norwest Billings"), with an address at 175 North 27th Street, Billings, Montana 59117.

                                 RECITALS

         A. Mortgagor executed and delivered to Norwest Billings a Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of April 29, 1993 (the "Original Mortgage"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The Original Mortgage was filed and recorded, among other places, as follows:

                                               Recording Data
 State           County     Filing Date        Book      Page

Montana         Richland     05/10/93          B-140 Mort. 871

North Dakota    Bottineau    05/10/93          246 Mtges. 501
North Dakota    McKenzie     05/10/93          Doc. #316744
North Dakota    Renville     05/13/93          155 Mtgs.  261
North Dakota    Williams     05/12/93          Doc. #549527

         B. Mortgagor and Norwest Montana executed and delivered a First Amendment of Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of September 1, 1995 (the "First Amendment"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The First Amendment was filed and recorded as follows:

                                               Recording Data
 State           County     Filing Date        Book      Page

Montana         Richland     11/27/95          B-147 Mort. 993

North Dakota    Bottineau    11/27/95          256 Mtgs.  158
North Dakota    McKenzie     11/27/95          Doc. #323766
North Dakota    Renville     11/28/95          158 Mtgs.  478
North Dakota    Williams     11/27/95          Doc. #562428

         C. Mortgagor and Norwest Montana executed and delivered a Second Amendment of and Addendum to Mortgage, Security Agreement, Assignment of Production and Financing Statement and Mortgage - Collateral Real Estate Mortgage dated as of December 15, 1997 (the "Second Amendment"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The Second Amendment was filed and recorded as follows:
                                               Recording Data
 State           County     Filing Date        Book      Page

Montana         Richland     01/22/98          B-155 Mort. 24

North Dakota    Bottineau    01/22/98          264 Mtgs.  219
North Dakota    McKenzie     01/22/98          Doc. #331542
North Dakota    Renville     01/22/98          161 Mtgs.  501
North Dakota    Williams     01/22/98          Doc. #576355

         D. Unless otherwise defined herein, terms defined in the Original Mortgage, as amended by the First Amendment and the Second Amendment (the "Mortgage"), shall have the same meanings when used herein. The counterparts hereof to be recorded in the counties listed in Recital A above shall have attached thereto as Schedule I a description of the land covered by the Mortgage.

         E. In accordance with North Dakota Century Code, Section 35-03-17, Lender and Mortgagor wish to file this Instrument in order to give notice that the Mortgage and the liens, security interests and other rights granted pursuant thereto remain in full force and effect.

         F. The parties desire that the Mortgage be amended as described herein.

                                 EXTENSION

         In accordance with North Dakota Century Code, Section 35-03-17, Lender and Mortgagor hereby give notice that the Mortgage and the liens, security interests and other rights granted pursuant thereto remain in full force and effect. The Mortgage and the liens, security interests and other rights granted pursuant thereto are hereby ratified and confirmed.

                                 AMENDMENT

         IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid by Lender to Mortgagor and of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Mortgage shall be amended as follows:

              (a) All references in the Mortgage to "Norwest Bank Montana, National Association" shall be changed to be references to "Wells Fargo Bank Montana, National Association". All references in the Mortgage to "Mortgagee" shall be deemed to refer to Wells Fargo Bank Montana, National Association.

              (b) The following shall be substituted for Clauses (A), (B) and (C) of the second paragraph on the page numbered 3 of the Mortgage:

         (A) the payment of the Promissory Note dated January 5, 2001, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $3,000,000, as now in effect or as hereafter amended, extended or replaced (the "2001 Note"), having a maturity date of January 5, 2008, with interest at an annual rate equal to the sum of the fluctuating annual rate announced from time to time by Wells Fargo Bank Minnesota, National Association ("WFBM") as its prime or base rate (currently, 8.0 percent per annum), which may not be the lowest interest rate charged by WFBM (the "Base Rate"); (B) the payment of the Promissory Note dated December 5, 1997, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $3,000,000, as now in effect or as hereafter amended, extended or replaced (the "1997 Note"), having a maturity date of January 5, 2005, with interest at an annual rate equal to the sum of the Base Rate plus three-quarters of one percentage point (the 2001 Note and the 1997 Note being collectively referred to herein as the "Notes"); (C) INTENTIONALLY OMITTED;

                                   GRANT

         Mortgagor hereby grants, bargains, sells, assigns, transfers, pledges, mortgages and conveys, and grants a security interest in, the Mortgaged Properties to Lender, WITH POWER OF SALE; TO HAVE AND TO HOLD the Mortgaged Properties to Lender and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements set forth in the Mortgage, as amended hereby, for the security and benefit of Lender and its successors and assigns as holder of any and all notes and other obligations secured by the Mortgage, as amended hereby.

                               MISCELLANEOUS

         This Instrument shall bind and inure to the benefit of the respective successors and assigns of Mortgagor and Lender, including without limitation any and all other banks, lending institutions and parties which may participate in the indebtedness evidenced by the Indebtedness or any of it. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. Mortgagor hereby ratifies, confirms and adopts the Mortgage, as amended hereby.

         EXECUTED as of the date first above written.

ATTEST:                             GEORESOURCES, INC.


  /S/ Cathy Kruse                   By:  /S/ J. P. Vickers
  Cathy Kruse,                           J. P. Vickers,
  Secretary                              President

(SEAL)

                                    WELLS FARGO BANK MONTANA, NATIONAL
                                    ASSOCIATION, f/k/a NORWEST BANK
                                    MONTANA, NATIONAL ASSOCIATION,
                                    successor in interest to NORWEST
                                    BANK BILLINGS, NATIONAL ASSOCIATION


                                    By:  /S/ Kristi Summers
                                         Kristi Summers,
                                         Vice President



STATE OF NORTH DAKOTA             )
                                  ) ss.
COUNTY OF WILLIAMS                )

                                 (Montana)

         On this day before me, the undersigned notary public, personally appeared J. P. Vickers, known to me to be the President of GEORESOURCES, INC., a Colorado corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same. Witness my hand and official seal as of March 30, 2001.

                              (North Dakota)

         The foregoing instrument was acknowledged before me this 30 day of March, 2001, by J. P. Vickers, as President of GEORESOURCES, INC., a Colorado corporation, on behalf of said corporation. Witness my hand and official seal.


                              /S/  Mary B. Mahar, Notary Public
                              Residing in:  Williston, ND

     My commission expires:  September 5, 2003

(SEAL)



STATE OF MONTANA                  )
                                  ) ss.
COUNTY OF YELLOWSTONE             )

                                 (Montana)

         On this day before me, the undersigned notary public, personally appeared Kristi Summers, known to me to be the Vice President of WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association, f/k/a NORWEST BANK MONTANA, NATIONAL ASSOCIATION, successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION, the national banking association that executed the within instrument, and acknowledged to me that such national banking association executed the same. Witness my hand and official seal as of April 4, 2001.

                              (North Dakota)

         The foregoing instrument was acknowledged before me this 4 day of April, 2001, by Kristi Summers, Vice President of WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association, f/k/a NORWEST BANK MONTANA, NATIONAL ASSOCIATION, successor in interest to NORWEST BANK BILLINGS, NATIONAL ASSOCIATION, on behalf of said national banking association. Witness my hand and official seal.


                              /S/  Kayla Krenzler, Notary Public
                              Residing in: Billings, MT

     My commission expires:  February 21, 2004

(SEAL)